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      EX-10
          6
             CONSENT OF FREEDMAN, LEVY, KROLL & SIMONDS




                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in this Registration Statement on Form N-4 of Allstate Life Insurance Company Separate Account A.

                           /s/ FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
February 3, 2000